UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☐	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Ally Financial Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 28, 2015.

ALLY FINANCIAL INC.	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	April 2, 2015
	Date: May 28, 2015	Time: 9:00 A.M
	Location:	Renaissance Conference Center Renaissance Center Tower 300, Level 2 Detroit, Michigan 48243

ALLY FINANCIAL 200 RENAISSANCE CENTER 482-B09-C24 DETROIT, MI 48265
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT	ANNUAL REPORT	FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote .com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

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— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Stockholder Meeting Registration: To vote and/or attend the meeting, go to "stockholder meeting registration" link at www.proxyvote.com no later than 11:59 p.m. Eastern Time on May 25, 2015.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
	Nominees:
	01)	Franklin W. Hobbs	06)	Marjorie Magner
	02)	Robert T. Blakely	07)	Mathew Pendo
	03)	Mayree C. Clark	08)	John J. Stack
	04)	Stephen A. Feinberg	09)	Jeffrey J. Brown
	05)	Kim S. Fennebresque	10)	Kenneth J. Bacon

The Board of Directors recommends you vote FOR the following proposal:

2.	Advisory vote to approve executive compensation.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

3.	Advisory vote to approve the frequency of a stockholder advisory vote on executive compensation.

The Board of Directors recommends you vote FOR the following proposals:

4.	Ratification of the action of the Audit Committee of the Board of Directors in appointing Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2015.

5.	Ratification of the protective amendment to the Company's Amended and Restated Certificate of Incorporation and the Company's existing Tax Asset Protection Plan.

NOTE: The proxies may vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponement thereof.